Investor Presentation February 2013 Exhibit 99.1

FORWARD-LOOKING STATEMENT:
This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation, including, without limitation, statements regarding the assumptions we make about our business and economic model, our dividend policy, including expected yields, business strategy and other plans and objectives for our future operations, are forward looking statements. These forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. We have included important factors in the cautionary statements made in our Annual Report on Form 10-K, particularly under the headings “Risk
Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,”
that we believe could cause actual results or events to differ materially from those expressed or implied by the forward looking statements that we make in this presentation. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all.
Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.
NON-GAAP MEASURES:
In addition to financial measures prepared in accordance with generally accepted accounting principles
(“GAAP”), this presentation also contains references to cash generated available for distribution, servicing revenue and servicing expense, which are non-GAAP performance measures. We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United
States.

Leadership Team
William C. Erbey Chairman of the Board
John P. Van Vlack President and Director
James E. Lauter Chief Financial Officer
Richard Delgado Treasurer
Michael J. McElroy General Counsel
Bryon E. Stevens Investor Relations & Capital Markets

HLSS Overview
HLSS is an independent acquirer of high-quality Mortgage Servicing Assets
Mortgage servicing advances
Fees from servicing non-agency mortgage loans (Rights to MSRs)
Objective is to generate a stable, recurring, fee-based earnings stream
Low fixed infrastructure costs given all key servicing functions outsourced to Ocwen
Equity market capitalization has grown from ~$200 million at IPO in March 2012 to
$1.2 billion today
Follow-on offerings in September ($250MM) and December ($500MM)
Business
Growth Plan
Remaining Ocwen portfolio of $140 billion UPB available for purchase using excess cash or future equity raises
Ability to close purchases simultaneous to funding prevents earnings drag and dilution
WKSI eligibility will simplify future offerings
Value
Proposition
HLSS’ assets represent a 5% first-priority claim against residential real estate
$3.6 billion of assets collateralized by $79.4 billion UPB of loans serviced
7.0% annualized dividend yield
1
Opportunity to invest in consolidating market largely inaccessible to investors
Unique business model with limited correlation to the economy
1
Based on the closing share price of $22.17 per share on February 7, 2013.

HLSS HOME LOAN SERVICING SOLUTIONS ™

Borrowers
Servicer
Loan Owners

Mortgage Servicing
Back office for non-agency mortgage
market
Receives payments from homeowner
Distributes payments to loan owner
Advance payments for delinquent
borrowers (Servicing Advances)
Repaid from borrower payments and
liquidation proceeds
Paid fixed fee (MSR Asset)
No exposure to mortgage credit losses
Borrower
Borrower
Borrower
Borrower Borrower
Monthly P&I
+Liquidation Proceeds
Monthly P&I
+ Liquidation Proceeds
– Servicing Fees
– Advances Repaid
New
Repaid
Servicing
Advances
Servicer
Bond Holders

~95% decline in real estate value would be required to impair HLSS’ assets
Minimal credit risk due to
over collateralization
Advances recovered at
“top-of-the-waterfall”
from loan proceeds
If loan proceeds are ever
insufficient, recovery is
from collections on other
loans in RMBS trust
Assets Are a 5% First-Priority Claim
$79.4 Billion
UPB
$75.8 Billion
$3.6 Billion
95.5%
Downside
Protection
HLSS Assets

Limited Valuation Risk
Cash &
Reserves
$183.4
Ended year with Total Assets of $3.6 billion
92% of assets are Servicing Advances or
Cash which are carried at par and have no
valuation risk
8% of assets have a stable valuation
history
Rights to MSRs represent the present
value of future servicing fees, less
expenses
No correlation between prepayment
speed and interest rates on non-
agency mortgages
No change in servicing asset valuations
December 31, 2012
($ in Millions)
1
Rights to
MSRs
$303.7
Servicing
Advances
$3,098.2
Total Assets $3,585.3 100%
Servicing Advances & Cash $3,281.6 92%
MSRs 303.7 8%
Reserves associated with the Advance Financing Facility
1

Stable Revenue and Expenses
Predictable Revenue Stream
Known Expense Structure
Hedged Interest Rate Exposure
Stability of assets results in predictable earnings
Revenues based on asset value
Contractual annual revenue based on UPB
Expenses based on asset value
Sub-servicing fees paid to Ocwen also based on UPB
Ocwen bears operational risk and servicing cost volatility
MSR amortization is expected to remain stable
Interest rate exposure hedged through 60 month interest rate swaps

22 bps
Subservicing
Fee paid to
Ocwen
16 bps
Incentive Fee
6 bps
Base Fee
~73%
Downside
Protection
~27%
Base Fee
HLSS’ largest expense
can be reduced by up to
~73% to stabilize earnings
Protects against higher
interest expense if
Servicing Advances
increase
HLSS benefits from lower
interest expense if
Servicing Advances
decrease
Subservicing Fee Adjusts to
Support Targeted Yield
Amounts based on 50bps servicing fee earned and 28 bps retained fee in Q4 2012. The incentive fee is the servicing fee minus the base fee and the retained fee.
Incentive fee establishes an effective floor on yield while maintaining upside potential

HOME LOAN SERVICING SOLUTIONS

(annualized bps)
(% of UPB)
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

Ocwen Contract Ties Servicing
Fees to Advance Ratio
Scheduled step-downs in the retained fee and advance ratio
3.65%
3.38%
3.17%
3.01%
2.86%
2.66%
2.49%
2.38%
3.90%
1.75%
2.50%
3.25%
4.00%
20.0
22.0
24.0
26.0
28.0
Retained Fee Target Advance Ratio Actual Advance Ratio
3.87%
Retained fees are servicing fees net of subservicing expenses paid to Ocwen
Average decreased from 29.8 to 27.9 bps in Q4 due to scheduled step-downs and portfolio additions
Ocwen’s incentive fee was reduced by $1.0 million in Q4 due to the advance ratio overrun
27.9
27.1
26.1
25.5 24.7
24.0
23.2
22.7
22.2

HOME LOAN SERVICING SOLUTIONS™

6.00%
4.00%
2.00%
5.44%
5.01%
3.48%
2.75%
2.50% (2)
Q212
Q312
Q412
Q113 (1)

($ in Millions)

$1,000.0 (3)
$575.8
$900.0
$265.0
$800.0
$150.0
VFNs
Aug-13
1Yr MTNs
Oct-13 / Jan-14
2a-7
Sep-14
3Yr MTNs
Oct-15 / Jan-16
5Yr MTNs
Jan-18

Improved Financing Terms
On January 22, 2013, completed the
issuance of $650 million of one-year, $350
million of three-year and $150 million of
five-year fixed rate term notes secured by
servicing advance receivables
Weighted average spread over
LIBOR of 0.94% is down from a
1.55% spread on similar notes in
the last ABS note issuance
Reduced financing costs on existing VFN
capacity from a weighted average spread
over LIBOR of 2.32% to 1.95%
Longer Note Maturites 1
Lower Effective Interest Rate 1
1
Pro forma estimate based on borrowing at 12/31/2012
2
Assumes 2013-T2 issuance on 01/01/13 and VFN repricing
3
Maximum borrowing capacity

$60.60
$14.35
27.08
11.55
6.36
1.26
Servicing
revenue
Subservicing
fees
Interest
expense
Amortization of
MSRs
Operating
expenses and
other
GAAP
Net Income
Components of Income
Incentive
Results for the fourth quarter include a $0.03 per share impact due to a lower amortization rate of 13.3% versus the 15.0% benchmark rate
Earnings exceeded dividends declared during the quarter by $0.6 million
Fourth Quarter 2012 Earnings
2
($ in Millions)
Base
Basis points
per UPB¹
(Annualized):
1
Calculated using average UPB for 4Q 2012
2
Operating expenses and taxes, net of interest income and related party revenue
Retained Fee
50 bps 22 bps 10 bps 5 bps 1 bps 12 bps
28
bps

$14.35
$34.85
$21.11
6.36
11.35
2.79
13.74
Net Income Amortization of
MSRs
Decrease in
advance
haircut
Changes in
other assets /
liabilities
Cash generated
available for
distribution
Dividends
declared
Cash
available for
reinvestment
Cash generated available for distribution is 2.5x dividend declared during Q4
Cash available for reinvestment of $21.1 million allows HLSS to replenish and grow its servicing portfolio through additional purchases from Ocwen
1
($ in Millions)
Fourth Quarter 2012 Cash Flow
Components of Cash Flow
2.5x Dividend
Coverage
1
Servicing advances decreased by $86.6 million freeing up cash “haircut” component of financing

$13.67
$15.76
2.06
0.44
0.42
0.01
September
2012
Follow-on
Offering
Net Income Dividends Hedge
Revaluation
December
2012
Accretive Follow-on Offering
Issuance of shares at $19.00 adds $2.06 to HLSS’ book value per share
Remaining change in Net Book Value per share is explained by earnings in excess of dividends declared and a change in value of the interest rate swaps
No change in book value per share is attributable to the valuation of servicing assets
Net Book Value per share
`1
1
Reflects the monthly dividend of $0.11, $0.12 and $0.12 per share declared and paid for October, November and December, respectively.

HLSS HOME LOAN SERVICING SOLUTIONS ™

12.00%
9.00%
6.00%
3.00%
0.00%
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$22.17
Q4 Earnings
7.94%
7.31%
3.25%
6/12
7/12
8/12
9/12
10/12
11/12
12/12
1/13
2/13
Stock Price
Earnings Yield
BBB Debt Yield

Equity and Debt Yields
Note: Earnings yields based on annualized per-share earnings guidance of $0.325 (Q1 earnings transcript), $0.325 (Q2 earnings transcript), $0.385 (Q3 earnings transcript) and $0.405
(11/15/2012 press release); calculation at a given date contains most recent guidance divided by the share price. Q4 earnings yield point based on annualized per-share earnings of $0.44 divided by the 2/7/2013 share price of $22.17.
Debt yields based on the most recent, 3-year BBB-rated servicing advance securitization at each respective date.
Prospective purchasers should not place undue reliance on expectations or guidance shown above, and the presentation of guidance and results from prior periods should not be regarded as a representation that similar or better results will be achieved in future periods.

Investment Highlights
Attractive risk-adjusted returns relative to other yield oriented investments
7.0% annualized dividend yield
1
based on current share price
23 times over-collateralization virtually eliminates credit risk
Asset composition – 92% servicing advances and cash – mitigates valuation risk
Profits purchased up front – targeted return not dependent on asset appreciation or valuations
Ocwen retains all operating risk under an incentive contract designed to stabilize HLSS earnings
Solid downside protection with limited exposure to a down economy but opportunity to increase dividend in an improving economy with rising interest rates
Cash flow in excess of dividend used to replenish and increase asset base in accretive flow transactions
High Quality Assets
Stable Earnings Stream
Large Positive Alpha
1
Based on the closing share price of $22.17 per share on February 7, 2013.